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                                                                   EXHIBIT 10.5


                    SECURED ADVANCE FACILITY LOAN AGREEMENT

     This SECURED ADVANCE FACILITY LOAN AGREEMENT (the "Agreement") is entered into as of this 31st day of December, 1998, by and between Xyvision Enterprise Solutions, Inc., a Delaware corporation with its principal office at 30 New Crossing Road, Reading, Massachusetts 01867 (the "Borrower"), and Jeffrey L. Neuman as trustee of the Tudor Trust u/d/t December 12, 1997, with an address of 450 North Roxbury Drive, 4th Floor, Beverly Hills, California 90210 (the "Lender").

                                I. DEFINITIONS

   Each reference in this Agreement to the following terms shall be deemed to have the following meanings.

     1.1. Advances: Advances by the Lender made pursuant to Section 2 of this Agreement.

     1.2 Default. Each of the following events is hereby defined as and is declared to be and to constitute a "Default" without further notice by the Lender to the Borrower:

       (a) Failure by the Borrower to make payments within ten days of the due date of any Liability.

       (b) Failure to perform or observe the covenants, agreements or conditions of the Borrower contained (i) in Section 10 of this Agreement, (ii) in any other section of this Agreement after the expiration of thirty (30) days from the receipt by the Borrower of written notice from the Lender that an event giving rise to grounds for such a Default has occurred, (iii) in the Secured Promissory Note after the expiration of any applicable cure period or
(iv) in the Security Agreement after the expiration of any applicable cure period.

       (c) The occurrence of any Insolvency Proceeding.

       (d) If any representation or warranty of the Borrower herein or in any certificate delivered hereunder shall prove to have been false in any material respect upon the date when made.

       (e) Default shall be made by the Borrower in the performance of any other covenant or agreement contained in any agreement or instrument that results in the acceleration of the maturity of any Indebtedness to others of Borrower under such agreement or instrument.


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       (f) The occurrence of an unanticipated material adverse change in the business or financial condition of the Borrower which in the reasonable judgment of the Lender creates material uncertainty with respect to the ability of the Borrower to discharge the Liabilities.

       1.3. Financing Statements. Uniform Commercial Code financing statements, substantially in the form attached hereto as Exhibit 1.3, covering all of the now-existing or after-acquired property of the Borrower.

       1.4. First Advance. The advance of Six Hundred Thousand Dollars ($600,000) in United States funds to the Borrower by the Lender. Such advance was in the form of a loan by the Lender to Xyvision, Inc., the proceeds of which have been used for the business of the Borrower and the liability for which has been assumed by the Borrower.

       1.5. GAAP. Generally accepted accounting principles.

       1.6. Indebtedness. (a) All indebtedness or other obligations that in accordance with GAAP would be reflected on the balance sheet as a liability;
(b) all indebtedness or other obligations, the payment or collection of which has been guaranteed (except by reason of endorsement for collection in the ordinary course of business) or in respect of which the guarantor is liable, contingently or otherwise, including, without limitation, liable by way of agreement to purchase, to provide funds for payment, to supply funds to or otherwise to invest, or otherwise to assure a creditor against loss; (c) all indebtedness or other obligations for borrowed money or for the deferred purchase price of property or services secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured
by) any mortgage, or other encumbrance upon or in property (including, without limitation, accounts and contract rights) owned by the Borrower whether or not the Borrower has assumed or become liable for the payment of such indebtedness or obligations; and (d) capitalized lease obligations.

       1.7. Insolvency Proceedings. The (i) filing of a petition or request for liquidation, reorganization, arrangement, adjudication as a bankrupt, relief as a debtor, or other relief under the bankruptcy, insolvency or similar laws of the United States of America or any state or territory thereof or any foreign jurisdiction now or hereafter in effect; (ii) making of a general assignment for the benefit of creditors; (iii) consent to the appointment of a receiver or trustee, including, without limitation, a "custodian" as defined in the Bankruptcy Code set forth in Title 11 of the United States Code for a party or any of its assets; (iv) execution of a consent to any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or any formal or informal proceeding for the dissolution or liquidation of, or settlement of claims against or winding up of affairs of a party; (v) the appointment


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of a receiver, trustee, custodian or officer performing similar functions, including, without limitation, a "custodian" as defined in the foregoing Bankruptcy Code, for a party or any of its assets, or (vi) the filing of a request or petition for liquidation, reorganization, arrangement, adjudication as a bankrupt or similar laws of the United States of America, any state or territory thereof, or any foreign jurisdiction now or hereafter in effect, or of any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of a party.

       1.8. Liabilities. All amounts advanced and unpaid under this Agreement, the accrued and unpaid interest on such amounts and any and all other expenses or charges due from the Borrower to the Lender under this Agreement and the Secured Promissory Note.

       1.9. Maximum Loan Amount. One Million Dollars ($1,000,000).

       1.10. Minimum Draw. The minimum amount of any Advance under this Agreement shall be Fifty Thousand Dollars ($50,000).

       1.11. Minimum Partial Payment Amount. The minimum amount of any partial prepayment under this Agreement shall be One Hundred Thousand Dollars ($100,000).

       1.12. Permitted Indebtedness, All of the following:

          (a) Indebtedness owing to the Lender;

          (b) Indebtedness incurred in favor of trade creditors and in the ordinary course of business and not outstanding more than 180 days; and

          (c) Indebtedness existing on the date hereof and fully described in
Schedule 1.12 hereto.

       1.13. Secured Promissory Note. The secured promissory note dated December 31, 1998 in the amount of One Million Dollars ($1,000,000) executed by the Borrower and delivered to the Lender on or about the date hereof.

       1.14. Security Agreement. The Security Agreement, dated December 31, 1998, executed by the Borrower and delivered to the Lender as security for the Secured Promissory Note, as it may be further amended from time to time hereafter.


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       1.15. Intellectual Property Assignment. The Assignment of Patents and
Trademarks, dated December 31, 1998, executed by the Borrower and delivered to the Lender as security for the Secured Promissory Note, as it may be amended from time to time.


                                 II. THE LOAN

       2.1. Loan. Subject to the terms and conditions set forth herein and prior to any Default hereunder and so long as no Insolvency Proceedings have commenced against the Borrower, the Lender agrees that it will lend to the Borrower and the Borrower agrees that it may borrow and repay from time to time amounts not to exceed the Maximum Loan Amount (the "Loan").

       2.2. Interest. Amounts advanced to the Borrower by the Lender under this Agreement shall bear interest, payable as set forth in Section 3.2 of this Agreement, from the date of each such Advance on the unpaid principal balance thereof until paid in full at a rate of eight percent (8%) per annum and after any Default at the rate of twelve percent (12%) per annum.

       2.3. Advances. The Lender agrees to make Advances to the Borrower upon the Borrower's request, as set forth herein.

  2.4. Requests For Advances. The Borrower may at any time, and from time to time, request Advances from the Lender in amounts not less than the Minimum Draw, unless at the time the Advance is requested the difference between the aggregate principal amount of unpaid Advances then outstanding and the Maximum Loan Amount is less than the Minimum Draw, in which event the Borrower may request Advances in an aggregate amount which is less than the Minimum Draw. All requests for Advances shall be made by the Borrower to the Lender in writing and the Borrower may deliver any such written request for an Advance by telecopy transmission. III. PAYMENTS

       3.1. Scheduled Principal Payment. All Liabilities shall be paid in full on March 31, 2000, unless declared due and payable earlier by the Lender as set forth herein. Notwithstanding the foregoing, all Liabilities shall be paid in full upon any sale of all or substantially all of the assets of the Borrower or the merger or consolidation of the Borrower with or into another corporation in which the beneficial owners of the Borrower's voting stock immediately before the merger or consolidation own less than a majority of the surviving or acquiring entity's voting stock immediately after the merger or consolidation.


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       3.2. Scheduled Interest Payments. Interest accrued shall be due and payable in cash annually in arrears on the first day of each calendar quarter.

       3.3. Prepayment. The Borrower may from time to time prepay any amount outstanding under this Agreement or the Secured Promissory Note, in whole or in part, without premium or penalty, by wire transfer; provided, however, that any such partial prepayment shall be made in an aggregate amount of not less than the Minimum Partial Payment Amount, and that payments in excess of the Minimum Partial Payment Amount shall only be an integral multiple thereof.

                                 IV. SECURITY

     As security for the full and timely payment of the principal and interest on the Secured Promissory Note and the Liabilities, whether now existing or hereafter arising:

       4.1. Security Agreement. The Borrower has duty executed and delivered to the Lender the Security Agreement and Financing Statements covering all of the now existing or after-acquired property of the Borrower, as more fully described therein.

       4.2. Recording. The Borrower shall, at its cost and expense, cause all instruments and documents given as security pursuant to the Security Agreement, including the Financing Statements, to be duty recorded and/or filed in all places necessary, in the opinion of the Lender to perfect and protect the security interest of the Lender in the property covered thereby.

                               V. USE OF PROCEEDS

       5.1. Ordinary Course of Business. The Borrower agrees that the Advanceswill be used solely in the ordinary course of the Borrower's business.

                                  VI. CLOSING

       6.1. Closing. The execution and delivery of this Agreement and the other documents to be delivered in connection with this Agreement shall take place at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts on December 31, 1998 or at such other place and time as the parties in writing shall agree.


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                           VII. CONDITIONS PRECEDENT


     The obligation of the Lender to make the Loan, and each Advance thereunder, is subject to the satisfaction of the following conditions precedent.

       7.1 Secured Promissory Note. The Lender shall have received a duly executed and delivered Secured Promissory Note in a form substantially similar to that attached hereto as Exhibit 7.1.
7.2. Documents. The Lender shall have received all instruments and documents required to be delivered pursuant to Article IV, and the same shall be in full force and effect.

       7.3. Representations and Warranties. All representations and warranties of the Borrower contained herein shall be true and correct.

       7.4. No Event of Default. There shall exist no Default and no condition, event or act which, with notice or lapse of time or both, would constitute a Default.


                     VIII. REPRESENTATIONS AND WARRANTIES


   The Borrower represents and warrants that:

       8.1. Corporate Authority.

          (a) Incorporation; Good Standing. The Borrower (i) is a corporation duty organized, existing and in good standing under the laws of the State of its incorporation; (ii) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated; and
(iii) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where the failure to be so qualified would have a material adverse effect on the business and financial condition of the Borrower.

          (b) Authorization. The execution, delivery and performance of this Agreement, the Secured Promissory Note, the Security Agreement (together, the "Loan Documents") and the transactions contemplated hereby (i) are within the corporate authority of the Borrower, (ii) have been authorized by proper corporate proceedings and (iii) will not contravene any provision of law, its Certificate of Incorporation or By- Laws or any other agreement, instrument or undertaking binding upon the Borrower. Each of the Loan Documents constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.


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          8.2. Title to Properties; Absence of Liens. The Borrower has good and valid title to all properties, assets and rights of every name and nature now purported to be owned by it free from all defects, liens, charges and encumbrances whatsoever, except as set forth in Schedule 8.2 hereof.

          8.3. No Default. The Borrower is not in default in any material respect under any material contract, agreement or obligation, which default could result in a significant impairment of the ability of the Borrower to fulfill its obligations hereunder or a significant impairment of its financial position or business, except as set forth on Schedule 8.3 attached hereto.

       8.4. Litigation. There is no litigation, proceeding or governmental investigation pending, or to the knowledge of its officers, threatened against the Borrower that will adversely affect the ability of the Borrower to perform its obligations hereunder, that is likely to affect the Lender's security interest in the Collateral (as defined in the Security Agreement), or that if determined adversely to the Borrower is reasonably likely to have a material adverse effect on the financial condition or business of the Borrower or result in any material liability on the part of the Borrower nor is there any basis in fact therefor known to the Borrower, except as set forth in Schedule 8.4 attached hereto.

       8.5. Insurance. The Borrower maintains in force fire, casualty, comprehensive liability and other insurance covering its properties and business that is adequate and customary for the type and scope of its properties and business.

       8.6. Patents, Copyrights, etc. Schedule 8.6 hereof sets forth a true, correct and complete list and, where appropriate, a description of, all patents, copyrights, trademarks, trade names and service marks that are material to the conduct of the Borrower's business as now or as proposed to be conducted (the "Intellectual Property"). The Borrower owns or has the full right to use all Intellectual Property. The Borrower has received no notice of, and has no knowledge of any basis for, a claim against it that any of its operations, activities, products or publications infringe on any patent, trademark, trade name, copyright or other property rights of a third party, or that it is illegally or otherwise using the trade secrets, formulae or any property rights of others. The Borrower has no disputes with or claims against any third party for infringement by such third party of any Intellectual Property.


                           IX. AFFIRMATIVE COVENANTS


     The Borrower covenants and agrees that from the date hereof and as long as any indebtedness is outstanding hereunder:


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       9.1. Notices. It will promptly notify the Lender in writing of the occurrence of any act, event or condition which constitutes or which after notice or lapse of time, or both, would constitute a Default hereunder.

       9.2. Financial Statements. It will furnish to the Lender:

          (a) Within 90 days after the end of each fiscal year, the consolidated balance sheet of the Borrower, as at the end of, and the related consolidated statements of earnings and of changes in financial position for, such year reported upon by independent certified public accountants, together with a written statement by the accountants certifying such financial statements to the effect that in the course of the audit upon which their certification of such financial statements was based (but without any special or additional audit procedures for the purpose) they obtained knowledge of no condition or event relating to financial matters which constitutes a Default under this Agreement, or, if such accountants shall have obtained in the course of such audit knowledge of any Default, they shall disclose in such written statement the nature and period of existence thereof, it being understood that such accountant shall be under no liability, directly or indirectly, to the Lender for failure to obtain knowledge of any such Default;

          (b) Upon written request of the Lender, a quarterly report showing any variance from the operating budget to actual results of operations and a monthly statement of profit and loss, with such report accompanied by a narrative explaining the variances;

          (c) Annually, a copy of Borrower's operating budget for the ensuing fiscal year, and upon request of the Lender, the Borrower's cash flow projections on a monthly basis;

          (d) From time to time such other financial data and information as the Lender may reasonably request; and

          (e) The financial statements referred to above in this Section 9.2 shall be prepared in accordance with GAAP.

       9.3. Corporate Existence of Properties. It will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and to operate its business in conformity with all applicable laws and regulations. It will cause all of its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may


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be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 9.3 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Borrower, desirable in the conduct of its business and not disadvantageous in any material respect to the Lender.

       9.4. Insurance. It will maintain, with financially sound and reputable insurance companies, funds or underwriters insurance of the kinds covering the risks and in the relative proportionate amounts usually carried by companies conducting business similar to that of the Borrower.

       9.5. Taxes. It will pay or cause to be paid all taxes, assessments or governmental charges on or against it or its properties prior to the time when they become delinquent; provided that this covenant shall not apply to any tax, assessment or charge which is being in good faith contested and with respect to which adequate reserves have been established and are being maintained in accordance with GAAP.

       9.6. Expenses. It will reimburse the Lender for all reasonable out-of-pocket expenses, including but not limited to, the reasonable fees and costs of special counsel for the Lender and other reasonable attorneys' fees and costs incurred or expended in connection with the enforcement of any obligations of the Borrower under this Agreement, the Secured Promissory Note or the Security Agreement.

       9.7. Certain Taxes. It will pay any documentary stamp taxes or similar excise taxes which may at any time be determined to be payable by the Lender with respect to the execution and delivery of this Agreement or the note issued hereunder and indemnify the Lender against any expense or liability resulting from any nonpayment or delay in the payment of any such tax.

       9.8. Further Assurances. It will execute and deliver to the Lender such further instruments, provide it with such further data and information and take such further action as it may reasonably request or as may be necessary or desirable further to effect the purposes of this Agreement.

       9.9. Inspection. It will permit during reasonable business hours any person designated by the Lender to visit and inspect its properties, corporate books and financial records and to discuss its affairs, finances and accounts with its officers and employees as often as the Lender may reasonably request.

       9.10. Legal Expenses. It will pay the legal fees and out-of-pocket expenses of the Lender's counsel incurred in connection with the preparation, execution and delivery of the Loan Documents.



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                             X. NEGATIVE COVENANTS


     The Borrower covenants and agrees that from the date hereof, and as long as any Liability is outstanding hereunder, except with the written consent of the Lender:

       10.1. Dividends. The Borrower will pay no dividends either in cash or kind on any class of its capital stock nor make any distribution (other than in kind) on account of its stock, nor redeem, repurchase or otherwise acquire directly or indirectly any of its stock.

       10.2. Loans. The Borrower will not make any loans or advances to any individual, firm or corporation, including without limitation its officers and employees; provided, however, that it may make advances to its employees, including its officers, with respect to reasonable business expenses incurred by such employees which expenses are reimbursable by it.

       10.3. Purchase of Securities. The Borrower will not invest in or purchase any stock or securities of any individual, firm or corporation other than U.S. Government obligations with a maturity not greater than one (1) year or certificates of deposits with banks having a principal office within the United States.

       10.4. Merger. The Borrower will not merge or consolidate or be merged or consolidated with or into any other corporation.

       10.5. Sale of Assets. The Borrower will not sell or dispose of any of its assets except in the ordinary and usual course of its business. Notwithstanding the foregoing, nothing herein shall prohibit or be applied to limit the Borrower from exchanging or trading in old equipment toward the purchase of new equipment.

       10.6. Other Security Interests. The Borrower will not grant or suffer to exist any security interest in, or mortgage of, any of its properties or assets, except for liens set forth in Schedule 8.2 attached hereto and except for the granting of a purchase money security interest on specific items of new equipment acquired by Borrower.

       10.7. Not To Engage in Other Business. The Borrower will not engage in any business other than the business in which it is currently engaged or a business reasonably allied thereto.

       10.8. Capital Expenditures. The Borrower will not in any fiscal year make or incur any obligation to make any expenditures for the acquisition of or improvements or addition to any real property, machinery, equipment, fixtures or furniture, by purchase or by lease purchase agreement or option, the aggregate cost or annual


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rental of which is in excess of Six Hundred Thousand Dollars ($600,000), exclusive of such fixed assets to be acquired with the proceeds of the Loan or any part thereof.

       10.9. Indebtedness. The Borrower will not create, incur, assume or suffer to exist any Indebtedness other than Permitted Indebtedness.

                     XI. DEFAULTS BY BORROWER AND REMEDIES

       11.1 Acceleration. Upon the occurrence of a Default, the Lender may by notice in writing to the Borrower declare the principal of all Advances then remaining unpaid and the interest accrued thereon and all other Liabilities of the Borrower hereunder immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived.11.2. Suits for Enforcement. In case any one or more Defaults shall occur and be continuing, the Lender may proceed to protect and enforce its rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, in the Secured Promissory Note, the Security Agreement or in any other document or instrument delivered in connection with or pursuant to this Agreement, or to enforce the payment of the Secured Promissory Note or any other legal or equitable right or remedy.

       11.3. Rights and Remedies Cumulative. No right or remedy herein conferred upon the Lender is intended to be exclusive of any other right or remedy contained herein, in the Secured Promissory Note, the Security Agreement or in any other instrument or document delivered in connection with or pursuant to this Agreement, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

       11.4. Rights Not Waived. No course of dealing between the Borrower and the Lender, nor any failure on the part of the Lender to complain of any action or non- action on the part of the Borrower, no matter how long the same may continue, shall ever be deemed to be a waiver by the Lender of any of its rights hereunder. Further, no waiver by the Lender at any time of any of the provisions hereof shall be construed as a waiver of any of the other provisions hereunder, or a waiver at any subsequent time of the same provision. The consent or approval by the Lender to or of any action by the Borrower requiring the Lender's consent or approval shall not waive or render unnecessary the Lender's consent or approval to or of any subsequent similar act by the Borrower.


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                                 XII. GENERAL

       12.1. Notice. Except as expressly provided herein, all notices required or permitted to be given hereunder be in writing and sent certified mail as follows:

        (a) To the Lender:

               Tudor Trust
               450 North Roxbury Drive,
               4th Floor Beverly Hills, California 90210 with a copy to:

               Roger C. Cohen, Esq.
               Ballard Spahr Andrews & Ingersoll
               1225 17th Street, Suite 2300
               Denver, Colorado 80202

        (b) To the Borrower
               Xyvision Enterprise Solutions, Inc.
               30 New Crossing Road
               Reading, Massachusetts 01867-3254
               Attn: President
               with a copy to:

               Patrick J. Rondeau, Esq.
               Hale and Dorr LLP
               60 State Street
               Boston, Massachusetts 02109

       12.2. Successors and Assigns. The obligations of the Borrower hereunder shall be binding upon its successors and assigns (but such reference is not intended as a consent to any assignment not specifically permitted by the Lender) and shall inure to the benefit of the successors and assigns of the Lender.

       12.3. Term. The term of this Agreement shall be until all of the Borrower's indebtedness to the Lender, or its assignee, is paid in full.


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       12.4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and shall constitute an agreement under seal.

       12.5. Entire Agreement. This Agreement together with the other Loan Documents constitute the entire understanding and agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, whether written or oral, between the parties with respect to such subject matter.

       12.6. Confirmation of Security. The Borrower confirms and agrees that all of the Liabilities constitute "Obligations" as defined in the Security Agreement, constitute "Secured Obligations" as defined in the Intellectual Property Agreement and are secured pursuant to the terms of the Security Agreement and the Intellectual Property Assignment.

                      XYVISION ENTERPRISE SOLUTIONS, INC.


                      By: /s/ Kevin J. Duffy
                         ---------------------
                          Kevin J. Duffy
                          President

                          /s/ Jeffrey L. Neuman
                         ---------------------
                         Jeffrey L. Neuman, as Trustee of the Tudor Trust
                         u/d/t
                         December 12, 1997 and not individually

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                            SECURED PROMISSORY NOTE



$1,000,000
Boston, Massachusetts                       December 31, 1998
     FOR VALUE RECEIVED, the undersigned XYVISION ENTERPRISE SOLUTIONS, INC., a Delaware corporation with a principal place of business located at 30 New Crossing Road, Reading, Massachusetts (hereinafter, the "Borrower") promises to pay in good U.S. funds to the order of Jeffrey L. Neuman as trustee of the Tudor Trust u/d/t dated December 12, 1997 (hereinafter, with any subsequent holder, the "Lender"), at the Lender's principal office located at 450 Roxbury Drive, Beverly Hills, California, the Liabilities then outstanding under the loan made by the Lender to the Borrower pursuant to that certain Secured Advance Facility Loan Agreement executed between the Borrower and the Lender dated December 31, 1998 (the "Agreement"). Advances made pursuant to the Agreement shall bear interest at the rate of eight (8) percent per annum and after any Default at the rate of twelve (12) percent per annum, calculated based upon a 360-day year and actual day months.

     Interest at the rate set forth above shall be paid on the first day of each calendar quarter in arrears on the outstanding principal amount of Advances made under the Agreement, all as provided in Section 3.2 of the Agreement. Unless a Default under the Agreement shall have occurred earlier, the principal balance of this Note shall be due and payable in full on March 31, 2000.

     To secure the obligations of the Borrower under this Note, the Lender has been granted a security interest in substantially all of the Borrower's presently existing and hereafter acquired property pursuant to that certain Security Agreement executed between the Borrower and the Lender dated December 31, 1998 (the "Security Agreement"). All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Security Agreement.

     No delay or omission by the Lender in exercising or enforcing any of the Lender's powers, rights, privileges, remedies or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion.

     After demand by the Lender, the Borrower will pay on demand all reasonable attorneys' fees and out-of-pocket expenses incurred by the Lender in recovering the amounts due to the Lender by the borrower hereunder.

     This Note shall be binding upon the Borrower and upon its heirs, successors, assigns, and representatives, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

     This Note shall be governed by the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument.


                      XYVISION ENTERPRISE SOLUTIONS, INC.


                      By: /s/ Kevin J. Duffy
                         ---------------------
                          Kevin J. Duffy
                          President



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

                              SECURITY AGREEMENT



     This SECURITY AGREEMENT is made as of this 31st day of December, 1998 (the "Agreement") between XYVISION ENTERPRISE SOLUTIONS, INC., a Delaware corporation, having its principal place of business at 30 New Crossing Road, Reading, Massachusetts 01867 (the "Debtor"), and Jeffrey L. Neuman as trustee of the Tudor Trust u/d/t dated December 12, 1997, having a principal place of business at 450 North Roxbury Drive, 4th Floor, Beverly Hills, California 90210 (the "Secured Party").

     WHEREAS, the Debtor and the Secured Party are parties to a Secured Advance Facility Loan Agreement dated as of December 31, 1998 (such agreement, as it may be amended from time to time hereafter, the "Loan Agreement"); and

     WHEREAS, as an inducement to the Secured Party to execute and deliver the Loan Agreement, and to make the loans contemplated thereunder, the Debtor has agreed to enter into this Agreement and grant the security interests specified herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the specific intent to be bound hereby, the Debtor and the Secured Party hereby agree as follows:

     1.0 SECURITY INTEREST. The Debtor, for valuable consideration, receipt of which is acknowledged, hereby grants to the Secured Party a security interest in the Debtor's now owned or hereafter acquired: (a) inventory, (b) accounts, contract rights, chattel paper, documents and instruments; (c) general intangibles, including but not limited to trademarks, patent rights, copyrights, goodwill, records, computer programs and rights in premises used in the conduct of the Debtor's business; (d) equipment, including but not limited to all vehicles, machinery, tools, furniture and fixtures; (e) other personal property of every kind whatsoever, including tax refunds or interests in and claims under policies of insurance; and all products and proceeds of the above (the "Collateral").

     2.0 OBLIGATIONS SECURED. The security interest granted hereby secures payment and performance of all debts, loans, liabilities and agreements of the Debtor to the Secured Party of every kind and description, whether now existing or hereafter arising, under the Loan Agreement and that certain $1,000,000 Secured Promissory Note made by the Debtor and delivered to the Secured Party of even date herewith, or any replacement note or any other note issued under the Loan Agreement (the "Obligations").

     3.0 THE DEBTOR'S REPRESENTATIONS AND WARRANTIES. The Debtor represents and warrants that:

     3.1 The Debtor has no place of business other than that shown above and on
Schedule 3.1 attached hereto, and that the Debtor keeps its inventory and records concerning accounts, contract rights and substantially all its assets at the location shown above, which is its chief executive office. The Debtor will promptly notify the Secured Party in writing of any change in the location of its chief executive office or the establishment of any new place of business where its inventory or records are kept.

     3.2 The Debtor is a corporation duly organized, validly existing and in good standing under the laws of Delaware. The execution, delivery and performance of this Agreement has been duly authorized.

     3.3 The Debtor will at all times keep in a manner satisfactory to the Secured Party accurate and complete records of the Debtor's inventory and accounts, will maintain the Collateral in good repair and working order and will keep the Collateral insured, naming the Secured Party as a loss payee.

     3.4 The Debtor's execution and delivery of this Agreement and its grant of the security interest provided herein does not violate any law, regulation or agreement by which the Debtor is bound.

     4.0 FINANCING STATEMENTS. The Debtor hereby agrees to execute, deliver and pay the cost of filing any financing statement, or other notices or assignments appropriate under applicable law, in respect of any security interest created pursuant to this Agreement which may at any time be required or which, in the opinion of the Secured Party, may at any time be desirable. In the event that any re-recording or refiling thereof (or the filing of any statements of continuation or assignment of any financing statement) is required to protect and preserve such lien or security interest, the Debtor shall, at its cost and expense, cause the same to be re-recorded and/or refiled at the time and in the manner requested by the Secured Party. The Debtor hereby irrevocably designates the Secured Party, its agents, representatives and designees as agents and attorneys-in-fact for the Debtor to sign such financing statements on behalf of the Debtor.

     5.0 THE DEBTOR'S RIGHTS UNTIL DEFAULT. In the absence of any Default as defined in the Loan Agreement and any Default hereunder, the Debtor shall have the right to possess the Collateral, manage its property and sell its inventory in the ordinary course of business.

     6.0 DEFAULT. The Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions, upon receipt from the Secured Party of a written notice of default and the expiration of any applicable grace period:

     6.1 Failure by the Debtor to observe or perform any of its agreements, warranties or representations in this Agreement, after notice and expiration of thirty (30) days during which the Debtor may cure any such default;

     6.2 Failure by the Debtor to pay when due any liability, whether by maturity, acceleration or otherwise;

     6.3 The occurrence of a Default under the Loan Agreement;

     6.4 Dissolution, termination of existence, insolvency, business failure, voluntary appointment of a receiver or custodian, or involuntary appointment of a receiver or custodian not removed within ninety (90) days of its appointment, of any part of the Debtor's Property, assignment or trust mortgage for the benefit of creditors by the Debtor, the voluntary commencement of any proceeding under any bankruptcy or insolvency laws of any state or of the United States by the Debtor or any involuntary commencement of a case under any bankruptcy or insolvency laws which is not dismissed within ninety (90) days.

     7.0 THE SECURED PARTY'S RIGHTS UPON DEFAULT. Upon default and at any time thereafter, the Secured Party, without presentment, demand, notice, protest or advertisement of any kind, may:

     7.1 Notify account debtors that the Collateral has been assigned to the Secured Party and that payments shall be made directly to the Secured Party and upon request of the Secured Party, the Debtor will so notify such account debtors that their accounts must be paid to the Secured Party. After notification, the Debtor shall immediately upon receipt of all checks, drafts, cash and other remittances deliver the same in kind to the Secured Party. The Secured Party shall have full power to collect, compromise, endorse, sell or otherwise deal with the Collateral or Proceeds thereof in its own name or in the name of the Debtor and the Debtor hereby irrevocably appoints the Secured Party its attorney-in-fact for this purpose.

     7.2 Notify the Debtor to assemble the Collateral at a place designated by the Secured Party.

     7.3 Take possession of the Collateral and the premises at which any Collateral is located and sell all or part of the Collateral at a public or private sale.

     7.4 In the case of any sale or disposition of the Collateral, or the realization of funds therefrom, the proceeds thereof shall first be applied to the payment of the expenses of such sale, commissions, reasonable attorneys fees and all charges paid or incurred by the Secured Party Pertaining to said sale or this Agreement, including any taxes or other charges imposed by law upon the Collateral and/or the owning, holding or transferring thereof; secondly, to pay, satisfy and discharge the Obligations secured hereby; and, thirdly, to pay the surplus, if any, to the Debtor, provided that the time of any application of the proceeds shall be at the sole and absolute discretion of the Secured Party. To the extent such proceeds do not satisfy the foregoing items, the Debtor hereby promises and agrees to pay any deficiency. Except for Collateral that is perishable or is a type customarily sold in a recognized market, the Secured Party will give the Debtor at least ten (10) days written notice of the time and place of any sale of the Collateral.

     8.0 MISCELLANEOUS. (a) This Agreement constitutes the entire agreement between the parties; the Agreement or any part thereof cannot be changed, waived, or amended except by an instrument in writing signed by the Secured Party; and waiver on one occasion shall not operate as a waiver on any occasion. (b) Any notice required or permitted hereunder shall be in writing and shall be duly given to any party if hand delivered or sent by nationally recognized overnight mail carrier, in each case with a return receipt requested, or if sent by certified first class United States Mail, postage prepaid to the address set forth above or to such other address as may be specified by notice in writing. (c) The Uniform Commercial Code and other laws of Massachusetts shall govern the construction of this Agreement.

     EXECUTED as an instrument under seal by the duly authorized officers of the parties as of the date first above written.

DEBTOR:                             SECURED PARTY:

XYVISION ENTERPRISE                 TUDOR TRUST
SOLUTIONS, INC.


By: /s/ Kevin J. Duffy              By: /s/ Jeffrey L. Neuman
---------------------                  ---------------------
Name: Kevin J. Duffy                   Jeffrey L. Neuman, as
Title: President                       Trustee of the Tudor Trust u/d/t
                                       dated December 12, 1997
                                       and not individually

                                 SCHEDULE 3.1

                                Office Locations


1. 246 Bedford Avenue, Slough, Berkshire SL1 4RJ, United Kingdom

2. 69 Rue d'Aquesseau, F-92100 Boulogne-Billancourt, France

3. N14205 SE 36th Street, Suite 100, Bellevue, WA 98006-1597

                     ASSIGNMENT OF PATENTS AND TRADEMARKS



     THIS ASSIGNMENT OF PATENTS AND TRADEMARKS (hereinafter referred to as the "Assignment"), is made as of December 31, 1998 by and between XYVISION ENTERPRISE SOLUTIONS, INC., a Delaware corporation with its principal place of business at 30 New Crossing Road, Reading, Massachusetts 01867, Massachusetts 01867 (hereinafter referred to as the "Company"), and Jeffrey L. Neuman as trustee of the Tudor Trust, u/d/t dated December 12, 1997, having a principal office at 450 North Roxbury Drive, 4th Floor, Beverly Hills, California 90210 (hereinafter referred to as the "Lender").

     WHEREAS, the Company and the Lender have entered into a Secured Advance Facility Loan Agreement of even date herewith (the "Agreement") pursuant to which the Lender has agreed to make available to the Company a working capital line of credit in the principal amount of $1,000,000 (the "Loan"); and

     WHEREAS, as an inducement to the Lender to execute and deliver the Agreement, and to make the Loan pursuant to the Agreement and as security for the Secured Promissory Note (the "Note") related thereto, the Company has agreed to enter into this Assignment and grants the security interests specified herein;

     NOW THEREFORE, for good and valuable consideration, and to secure the payment and performance of all the Secured Obligations (as defined below), the parties hereto agree as follows:

     1. Definitions. All capitalized terms used herein and not defined shall have the meanings prescribed therefor in the Agreement. The term "Secured Obligations" means all obligations of the Company to the Lender, whether currently existing or hereafter incurred or created, under the Agreement including, without limitation, (a) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company) on any advance to the Company under, or the Note issued by the Company pursuant to, the Agreement; (b) all other amounts payable by the Company under the Agreement; (c) all other amounts payable by the Company hereunder; and (d) any renewals or extensions of any of the foregoing.

     2. Assignment and Grant of Agreement and Security Interest. As collateral security for the prompt and complete payment and performance of all the Secured Obligations, together with any and all expenses which may be incurred by the Lender in collecting any or all of such Secured Obligations or enforcing any rights, obligations or liabilities under this Assignment, the Company hereby grants to the Lender a security interest in, and, contingent only upon the occurrence of a Default under the Agreement, assigns, transfers and conveys to the Lender all of the Company's right, title and interest in, to and under, the following (all of which are hereinafter collectively called the "Collateral"):

       a. (i) all patents registered with the United States Office of Patents and Trademarks (the "Patent and Trademark Office") or any foreign patent offices listed on Schedule I attached hereto (the "Patents") and all United States and foreign Patent applications listed on Schedule I ("Patent Applications"); (ii) all trademarks registered with the Patent and Trademark Office or any foreign trademark offices listed on Schedule I (the "Trademarks"), together with the goodwill of the business connected with the use of, and symbolized by, such Trademarks and all United States and foreign Trademark applications listed on Schedule I ("Trademark Applications"); (iii) all re-issues, divisions, continuations, renewals, extensions and continuations-in-part of the Patents and Trademarks; and (iv) the right to sue for past, present and future infringements of the Patents and Trademarks;

       b. all inventions, processes, production methods, proprietary information, know-how and trade secrets used or useful in the business of the Company, all trade names, service marks, logos, copyrights and the like owned or used by the Company and used or useful in the business of the Company and goodwill relating to the same; and, to the extent assignable pursuant to their terms, all licenses or other agreements granted to the Company with respect to any of the foregoing, in each case whether now or hereafter owned or used; all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, catalogs, computer and automatic machinery, software and programs, and the like pertaining to operations by the Company in, on or about any of its facilities; sales data and other information relating to sales; and all accounting information pertaining to operations in, on or about any of its facilities and all media in which or on which any of the information or knowledge or data or records relating to its facilities may be recorded or stored and all computer programs used for the relating to sales; and all accounting information pertaining to operations in, on or about any of its facilities and all media in which or on which any of the information or knowledge or data or records relating to its facilities may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; and

       c. all proceeds of any and all of the foregoing.

     3. Representations and Warranties. As an inducement to the Lender to enter into this Assignment, the Company makes the following representations and warranties:

       a. Schedule I correctly sets forth all Patents, Patent Applications, Patent Licenses, Trademarks, Trademark Applications and Trademark Licenses in which the Company has any right, title or interest.

       b. The Company is the absolute owner of the entire right, title and interest in and to the Patents and Trademarks and has used and is now using in interstate commerce the material protected by the Patents and Trademarks, and has duly and properly deposited a copy of such material in the Patent and Trademark Office and any foreign patent and trademark offices in which such marks are registered.

       c. There has been no decision adverse to the Company's claim of ownership of the material protected by the Patents and Trademarks or to its right to register the same, and there is no proceeding involving said materials or rights threatened or pending in the Patent and Trademark Office or the courts, except as otherwise expressly disclosed in the Agreement.

       d. The Company has the right to the exclusive use of the material protected by the Patents and Trademarks, free and clear of all liens, charges and encumbrances in favor of other persons, with full right to pledge, sell, assign, transfer and grant a security interest therein, and, except as expressly disclosed in Schedule I, has granted no licenses, security interests (other than those granted to the Lender by this Assignment) or other rights or encumbrances to such material.

     The Company agrees that it will at its expense forever warrant and, at the Lender's request, defend the same from any and all claims and demands of any other person and that it will not create or permit to exist any lien upon or security interest in the Collateral in favor of any other person, except as otherwise permitted by the Agreement. The Company hereby agrees to pay, indemnify, and hold the Lender harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses of disbursements of any kind or nature whatsoever with respect to the Collateral, including, without limitation, claims of patent or trademark infringement provided that the Company shall have no obligation hereunder with respect to such indemnification arising from the Lender's gross negligence or willful misconduct.

       e. This Assignment constitutes and shall at all times constitute a valid first lien on the Collateral and shall at all times constitute the only lien on the Collateral except for statutory liens imposed on the Collateral without the consent of the Company. The Company agrees that it will not grant, create or permit to exist any lien upon or security interest in the Collateral in favor of any person other than the Lender.

     4. Continued Use of the Patents and Trademarks. During the term of this Assignment, the Company shall employ the Patents and Trademarks in the same or similar manner as it has in the past, and shall employ the appropriate notice of such Patents and Trademarks in connection with the works for which such Patents and Trademarks were granted. The Company agrees to use its best ability to maintain the registration of the Patents and Trademarks in full force and effect by taking any action which it believes necessary, through attorneys of its choice, all at its expense. To the extent that such appointment is required by law, the Lender hereby appoints the Company as its attorney-in-fact to pay maintenance fees and to take such action to maintain the registration of the Patents and Trademarks. In the event that any Patent or Trademark is infringed by a third party, so as to have a material adverse effect on the business, properties or financial condition of the Company or any subsidiary thereof or if such infringement gives rise to litigation or to the filing of a claim or notice of opposition with the Patent and Trademark Office, the Company shall promptly notify the Lender and shall take such actions as may be required to terminate such infringement. Any damages recovered from the infringing party shall be deemed to be part of the Collateral. The Company shall not assign this Assignment or any rights in the Patents and Trademarks or the material protected thereby without the prior written approval of the Lender (except for the escrow of software in the ordinary course of business) and such attempted assignment shall be void ab initio.

     5. Continuing Liability. The Company hereby expressly agrees that, anything herein to the contrary notwithstanding, it shall remain liable under each license, interest and obligation assigned to the Lender hereunder to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof. The Lender shall not have any obligation or liability under any such license, interest or obligation by reason of or arising out of this Assignment or the assignment thereof to the Lender or the receipt by the Lender of any payment relating to any such license, interest or obligation pursuant hereto, nor shall the Lender be required or obligated in any manner to perform or fulfill any of the obligations of the Company thereunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such license, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     6. Remedies. If an Event of Default under the Agreement has occurred and is continuing, the Lender may exercise, in addition to all other rights and remedies granted to it under this Assignment and any other Loan Document, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Company expressly agrees that in any such event the Lender, without demand of performance or other demand, advertisement or notice of any kind (except to such extent as notice may be required by applicable law with respect to the time or place of any public or private sale) to or upon the Company or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Lender's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Company, which right or equity is hereby expressly waived and released. To the extent permitted by applicable law, the Company waives all claims, damages and demands against the Lender arising out of the repossession, retention or sale of the Collateral.

     7. Grant of License to Use Intangibles. For the purpose of enabling the Lender to exercise rights and remedies under Section 6 hereof at such time as the Lender, without regard to this Section 7, shall be lawfully entitled to exercise such rights and remedies and for no other purpose, the Company hereby grants to the Lender an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Company) to use, assign, license or sublicense any of the Collateral, now owned or hereafter acquired by the Company, and wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

     8. Notices. All notices under this Assignment shall be in writing, and shall be delivered by hand or by first class mail delivered or addressed to the addresses set forth below. Such notices shall be effective (a) in the case of hand deliveries, when received, (b) in the case of mail, three days after deposit in the postal system, first class postage prepaid. Either party may change its address and telecopy number by written notice to the other.

    To the Lender:


      Jeffrey L. Neuman, Trustee
      Tudor Trust
      450 North Roxbury Drive
      4th Floor
      Beverly Hills, California 90210


      With a copy to:


      Roger C. Cohen, Esq.
      Ballard Sparh Andrews & Ingersoll
      1225 17th Street, Suite 2300
      Denver, Colorado 80202

      To the Company:


      Xyvision Enterprise Solutions, Inc.
      30 New Crossing Road
      Reading, Massachusetts 01867
      Attn: President

With a copy to:


Patrick J. Rondeau, Esq.
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

     9. Severability. Any provision of this Assignment which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or enforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     10. No Waiver; Cumulative Remedies. The Lender shall not, by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Lender, and then only to the extent therein set forth. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have had on any other occasion. No failure to exercise nor any delay in exercising on the part of the Lender any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

     11. Waivers; Amendments. None of the terms and provisions of this Assignment may be waived, altered, modified or amended except by an instrument in writing executed by the parties hereto.

     12. Limitation by Law. All rights, remedies and powers provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Assignment invalid, unenforceable in whole or in part or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

     13. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and shall inure to the benefit of the Lender and its successors and assigns, and nothing herein or in the Agreement or any other Loan Document is intended or shall be construed to give any other person any right, remedy or claim under, to or in respect of this Assignment, the Agreement or any other Loan Document.

     14. Termination and Reassignment. The Lender agrees that upon the payment in full and satisfaction of all the Secured Obligations, this contingent assignment of the Collateral and any proceeds thereof or distributions in respect thereto shall be released from all liens created hereby and the Lender will execute all such documents as may be reasonably requested by the Company to release the security interests created hereby and to terminate the contingent assignment (without representation or warranty) of any or all of the Company's Collateral.

     15. Applicable Law. This Assignment shall be governed by, and be construed and interpreted in accordance with, the laws of the Commonwealth of Massachusetts and the United States of America.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed and delivered by their duly authorized officers as of the date first set forth above.


                XYVISION ENTERPRISE SOLUTIONS, INC.


                 By: /s/ Kevin J. Duffy
                 ---------------------
                 Name: Kevin J. Duffy
                 Title: President

                 TUDOR TRUST


                 By: /s/ Jeffrey L. Neuman
                     ---------------------
                     Jeffrey L. Neuman, as
                     Trustee of the Tudor Trust u/d/t
                     dated December 12, 1997 and not individually

                                  Schedule I
                                       to
                      Assignment of Patents and Trademarks

Proprietary Software Source Code

     The Xyvision Publishing Systems family of electronic publishing applications. The family of products consists of several software products including, Xyvision Production Publisher and Parlance Document Manager. Proprietary Hardware

     Designs, drawings, parts list, instructions and manuals relating to the manufacture and maintenance of Xyvision's family of proprietary hardware; specifically, the following: Xyvision 55, Xyvision 65, Xyvision 85, Xyvision 95, Xyview II, Xyview III, and Xytext.



U.S. Patents
-------------------------------
U.S. Patent No.                   Title of Invention                        Issue Date
-------------------------------   ---------------------------------------   -----------------------
D291,086                          Monitor Bezel                             07/28/87
D290,952                          Panel for Phototypesetter or the like     7/21/87
U.S. Patent applications
-------------------------------
None
U.S. Trademarks
Registration No.                  Mark                                      Registration Date
-------------------------------   ---------                                 -----------------------
1,271,680                         Xyvision                                  03/27/84
1,271,679                         Xygraphix                                 03/27/84
                                  Webporter                                 03/12/98
U.S. Trademark Applications
-------------------------------
Mark                              Filing No.                                Filing Date
---------                         ---------------------------------------   -----------------------
WEBCONDUCTOR                      75/099243                                 05/06/96
SGML CONDUCTOR                    75/371285                                 10/10/97
PARLANCE                          75/399334                                 12/03/97
Foreign Trademarks
-------------------------------
None
Foreign Trademark Applications
-------------------------------
Serial No.                        Filing Date                               Country
-------------------------------   ---------------------------------------   --------
591197                            02/16/97                                  Canada
89301583                          2/17/89                                   European Patent Office
8936404                           02/17/89                                  Japan